NAME CHANGE AMENDMENT TO DECLARATION OF TRUST

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                               SEPTEMBER 20, 2010

       WHEREAS, the Declaration of Trust of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Trust") was made as of the 25th day of March, 2004 (the "Declaration");

       WHEREAS, the Board of Trustees, pursuant to the authority granted to them by Section 11.1 of the Declaration, now desire to amend the Declaration to change the name of the Trust, effective as of October 12, 2010, to

                First Trust Senior Floating Rate Income Fund II;

       NOW, THEREFORE, the Board of Trustees does hereby amend the Declaration, effective as of October 12, 2010, to change the name of the Trust to First Trust Senior Floating Rate Income Fund II; and in all places in the Declaration where the name of the Trust appears, such name be and it hereby is changed to First Trust Senior Floating Rate Income Fund II;

       Except as aforesaid, the Declaration shall remain in full force and effect.


                           [Signature page to follow]

IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the 7th day of October, 2010


/s/ James A. Bowen                            /s/ Thomas R. Kadlec
---------------------------------             ---------------------------------
James A. Bowen, as Trustee                    Thomas R. Kadlec, as Trustee
and not individually                          and not individually
Address:                                      Address:
c/o First Trust Advisors L.P.                 c/o First Trust Advisors L.P.
120 E. Liberty Drive                          120 E. Liberty Drive
Suite 400                                     Suite 400
Wheaton, IL 60187                             Wheaton, IL 60187



/s/ Robert F. Keith                           /s/ Niel B. Nielson
---------------------------------             ---------------------------------
Robert F. Keith, as Trustee                   Niel B. Nielson, as Trustee
and not individually                          and not individually
Address:                                      Address:
c/o First Trust Advisors L.P.                 c/o First Trust Advisors L.P.
120 E. Liberty Drive                          120 E. Liberty Drive
Suite 400                                     Suite 400
Wheaton, IL 60187                             Wheaton, IL 60187



/s/ Richard E. Erickson
---------------------------------
Richard E. Erickson, as Trustee
and not individually
Address:
c/o First Trust Advisors L.P.
120 E. Liberty Drive
Suite 400
Wheaton, IL 60187